UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): January 23, 2009
RXI PHARMACEUTICALS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-33958	20-8099512

(State or other jurisdiction of of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
60 Prescott Street, Worcester, MA 01605
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (508) 767-3861
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On January 23, 2009, RXi Pharmaceuticals Corporation (the “Company”) entered into an amendment (the Amendment”) to the lease agreement between the Company and Newgate Properties, LLC (“Newgate”), dated September 25, 2007, as amended from time to time (the “Lease”).
     Pursuant to the Amendment, the term of the Lease will be extended for an additional two (2) years beginning August 1, 2009, so that the Lease will expire on July 31, 2011. The Company will also have the right to terminate the Lease as may be specified by at least sixty (60) days notice to Newgate. All other terms of the Lease will remain in full force and effect.
     The foregoing description is not complete and is qualified in its entirety by reference to the Amendment, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits
10.1	Lease Amendment dated January 23, 2009 between RXi Pharmaceuticals Corporation and Newgate Properties, LLC.

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RXI PHARMACEUTICALS CORPORATION
Date: January 29, 2009	By:	/s/ Stephen J. DiPalma
	Name:	Stephen J. DiPalma
	Title:	Chief Financial Officer

Index to Exhibits
10.1	Lease Amendment dated January 23, 2009 between RXi Pharmaceuticals Corporation and Newgate Properties, LLC.